Independence Realty Trust Announces Fourth Quarter and Fiscal 2014 Financial Results

PHILADELPHIA, PA — February 25, 2015 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT) today announced its fourth quarter and fiscal 2014 financial results.

Highlights

•	Core funds from operations (“CFFO”) increased 147% to $4.7 million for the quarter ended December 31, 2014 from $1.9 million for the quarter ended December 31, 2013.

•	CFFO per share was $0.17 for the quarter ended December 31, 2014 and $0.68 for the year ended December 31, 2014.

•	Total revenues grew 183% to $16.4 million for the quarter ended December 31, 2014 from $5.8 million for the quarter ended December 31, 2013.

•	Operating income increased 146% to $3.2 million for the quarter ended December 31, 2014 from $1.3 million for the quarter ended December 31, 2013.

•	Investments in real estate, at cost, increased 263% to $689 million at December 31, 2014 from $190 million at December 31, 2013.

•	IRT acquired 8 properties totaling 2,349 units for purchase prices totaling $246.7 million during the quarter ended December 31, 2014. IRT acquired 20 properties totaling 6,029 units for purchase prices totaling $497.1 million during the year ended December 31, 2014.

•	IRT declared monthly common stock dividends of $0.06 per share for a total of $0.72 of common dividends declared during 2014.

•	On November 25, 2014, IRT completed its underwritten public offering selling 6,000,000 shares of IRT common stock for $9.60 per share raising gross proceeds of $57.6 million.

Financial Results

IRT reported CFFO, a non-GAAP financial measure, of $4.7 million for the three-month period ended December 31, 2014, or $0.17 per share — diluted based on 28.6 million weighted-average shares outstanding – diluted, as compared to CFFO for the three-month period ended December 31, 2013 of $1.9 million, or $0.20 per share – diluted based on 9.6 million weighted-average shares outstanding – diluted. IRT reported net income allocable to common stock for the three-month period ended December 31, 2014 of $0.2 million, or $0.01 per share — diluted based on 28.6 million weighted-average shares outstanding – diluted, as compared to net income allocable to common stock for the three-month period ended December 31, 2013 of $0.3 million, or $0.03 per share – diluted based on 9.6 million weighted-average shares outstanding – diluted.

IRT reported CFFO for the year ended December 31, 2014 of $14.6 million, or $0.68 per share - diluted based on 21.5 million weighted-average shares outstanding – diluted, as compared to CFFO for the year ended December 31, 2013 of $5.8 million, or $0.81 per share – diluted based on 7.2 million weighted-average shares outstanding – diluted, which includes limited partnership units. IRT reported a net income allocable to common stock for the year ended December 31, 2014 of $2.9 million, or $0.14 per share — diluted based on 21.5 million weighted-average shares outstanding – diluted, as compared to net income allocable to common stock for the year ended December 31, 2013 of $0.6 million, or $0.12 per share – diluted based on 5.3 million weighted-average shares outstanding – diluted.

A reconciliation of IRT’s reported net income (loss) to its funds from operations (“FFO”) and CFFO is included as Schedule I to this release. Schedule I also includes management’s rationale for the usefulness of each of these non-GAAP financial measures.

Distributions

On January 19, 2015, IRT’s Board of Directors declared monthly cash dividends for the first quarter of 2015 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the first quarter. The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date

January 2015	$0.06	01/30/2015	02/17/2015
February 2015	$0.06	02/27/2015	03/16/2015
March 2015	$0.06	03/31/2015	04/15/2015

Key Statistics
(Unaudited and dollars in thousands, except per share and per unit information)

As of or For the Three-Month Periods Ended

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Financial Statistics:
Total revenue	$16,362	$13,057	$11,649	$8,135	$5,768
Earnings (loss) per share-diluted	$0.01	$(0.00)	$(0.01)	$0.19	$0.03
Funds from Operations (“FFO”) per share	$0.14	$0.14	$0.18	$0.33	$0.17
Core funds from operations (“CFFO”) per share	$0.17	$0.17	$0.19	$0.17	$0.20
Dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.16
Total Shares Outstanding	31,800,076	25,801,540	17,751,540	17,742,540	9,652,540
Apartment Property Portfolio:
Reported investments in real estate at cost	$689,112	$444,050	$362,323	$320,437	$190,096
Net operating income	$8,660	$6,905	$6,064	$4,147	$3,159
Number of properties owned	30	22	19	17	10
Multifamily units owned	8,819	6,470	5,342	4,970	2,790
Portfolio weighted average occupancy	92.7%	92.6%	93.1%	93.9%	94.6%
Same store portfolio weighted average occupancy	94.5%	93.8%	95.4%	95.4%	94.4%
Weighted average monthly effective rent per unit (1)	$788	$791	$764	$730	$765
Same Store weighted average monthly effective rent per unit	$790	$778	$766	$762	$760

(1)	Weighted average monthly effective rent per occupied unit represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations.

Properties

The following table presents an overview of our apartment portfolio as of December 31, 2014:

						Average Monthly
			Year			Effective
		Acquisition	Built or		Physical	Rent per
Property Name	Location	Date	Renovated(1)	Units (2)	Occupancy (3)	Occupied Unit(4)

Belle Creek	Henderson, CO	4/29/2011	2011	162(5)	92.6%	$1,074
Copper Mill	Austin, TX	4/29/2011	2010	320	98.4%	831
Crestmont	Marietta, GA	4/29/2011	2010	228	94.7%	755
Cumberland Glen	Smyrna, GA	4/29/2011	2010	222	96.4%	719
Heritage Trace	Newport News, VA	4/29/2011	2010	200	90.5%	683
Tresa at Arrowhead	Phoenix, AZ	4/29/2011	2006	360	96.4%	849
Centrepoint	Tucson, AZ	12/16/2011	2006	320	96.3%	827
Runaway Bay	Indianapolis, IN	10/11/2012	2002	192	92.7%	934
Berkshire Square	Indianapolis, IN	9/19/2013	2012	354	90.1%	581
The Crossings	Jackson, MS	11/22/2013	2006	432	85.7%	757
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	370	92.7%	929
Windrush	Edmond, OK	2/28/2014	2011	160	93.8%	788
Heritage Park	Oklahoma City, OK	2/28/2014	2011	453	88.3%	635
Raindance	Oklahoma City, OK	2/28/2014	2011	504	92.7%	533
Augusta	Oklahoma City, OK	2/28/2014	2011	197	93.4%	721
Invitational	Oklahoma City, OK	2/28/2014	2011	344	91.6%	670
King’s Landing	Creve Coeur, MO	3/31/2014	2005	152	85.2%	1,435
Carrington Park	Little Rock, AR	5/07/2014	1999	202	97.0%	985
Arbors at the Reservoir	Ridgeland, MS	6/04/2014	2000	170	95.9%	1,079
Walnut Hill	Cordova, TN	8/28/2014	2001	360	92.8%	900
Lenoxplace	Raleigh, NC	9/05/2014	2012	268	92.5%	834
Stonebridge	Cordova, TN	9/15/2014	1994	500	92.2%	735
Bennington Pond	Groveport, OH	11/24/2014	2000	240	96.3%	781
Prospect Park	Louisville, KY	12/08/2014	1990	138	89.9%	— (6)
Brookside	Louisville, KY	12/08/2014	1987	224	95.1%	— (6)
Jamestown	Louisville, KY	12/08/2014	1970	355	92.4%	— (6)
Meadows	Louisville, KY	12/08/2014	1988	400	92.5%	— (6)
Oxmoor	Louisville, KY	12/08/2014	1999-2000	432	90.3%	— (6)
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	260	95.0%	— (6)
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	300	96.0%	— (6)

Total/Weighted Average.				8,819	92.7%	$788

(1)	All dates are for the year in which a significant renovation program was completed, except for Runaway Bay, Arbors at the Reservoir, King’s Landing, Walnut Hill, Stonebridge, Bennington Pond, Prospect Park, Brookside, Jamestown, Meadows, Oxmoor, Stonebridge at the Ranch and Iron Rock Ranch which is the year construction was completed.

(2)	Units represent the total number of apartment units available for rent at December 31, 2014.

(3)	Physical occupancy for each of our properties is calculated as (i) total units rented as of December 31, 2014 divided by (ii) total units available as of December 31, 2014, expressed as a percentage.

(4)	Average monthly effective rent per occupied unit represents the average monthly rent for all occupied units for the three-month period ended December 31, 2014.

(5)	Includes 6,256 square feet of retail space in six units, of which 1,010 square feet of space is occupied by RAIT Residential for use as the leasing office. The remaining 5,246 square feet of space is 86% occupied by four tenants with an average monthly base rent of $1,623, or $16 per square foot per year. These four tenants are principally engaged in the following businesses: grocery, retail and various retail services.

(6)	We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on

Wednesday, February 25, 2015 from the investor relations section of the IRT website at www.irtreit.com or by dialing 1.877.415.3184, access code 82961401. For those who are not available to listen to the live call, the replay will be available shortly following the live call on IRT’s website and telephonically until Wednesday, March 4, 2015, by dialing 888.286.8010, access code 76638151.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “trend”, “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in IRT’s filings with the Securities and Exchange Commission. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact
Andres Viroslav
215.243.9000
aviroslav@irtreit.com

Independence Realty Trust, Inc.
Consolidated Statements of Operations
(Dollars in thousands, except share and per share information)
(unaudited)

	For the Three-Month			For the Year
	Period Ended			Ended
	December 31			December 31
	2014	2013	2014	2013
Revenues:
Rental income	$14,996	$5,188	$44,834	$17,843
Tenant reimbursement income	617	275	1,924	943
Other income	749	305	2,445	1,157

Total revenue	16,362	5,768	49,203	19,943
Expenses:
Property operating expenses	7,702	2,609	23,427	9,429
General and administrative expenses	343	274	1,137	648
Asset management fees	644	107	1,736	272
Acquisition expenses	641	198	1,842	248
Depreciation and amortization	3,856	1,306	12,520	4,413

Total expenses	13,186	4,494	40,662	15,010

Operating income	3,176	1,274	8,541	4,933
Interest expense	(2,986)	(966)	(8,496)	(3,659)
Interest income	5	—	17	—
Gain (loss) on assets	—	—	2,882	—

Net income (loss):	195	308	2,944	1,274
(Income) loss allocated to preferred stock	—	—	—	(10)
(Income) loss allocated to non-controlling interests	(6)	—	(4)	(649)

Net income (loss) allocable to common stock	$189	$308	$2,940	$615

Earnings (loss) per share:
Basic	$0.01	$0.03	$0.14	$0.12

Diluted	$0.01	$0.03	$0.14	$0.12

Weighted-average shares:
Basic	28,174,568	9,649,801	21,315,928	5,330,814

Diluted	28,578,949	9,649,801	21,532,671	5,330,814

Independence Realty Trust, Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share information)
(unaudited)

	As of	As of
	December 31,	December 31,
	2014	2013
Assets:
Investments in real estate:
Investments in real estate at cost	$689,112	$190,096
Accumulated depreciation	(23,376)	(15,775)

Investments in real estate, net	665,736	174,321
Cash and cash equivalents	14,763	3,334
Restricted cash	5,206	1,122
Accounts receivable and other assets	2,270	1,731
Intangible assets, net of accumulated amortization of $4,346 and $569, respectively	3,251	517
Deferred costs, net of accumulated amortization of $505 and $151, respectively	2,924	846

Total assets	$694,150	$181,871

Liabilities and Equity:
Indebtedness	$418,901	$103,303
Accounts payable and accrued expenses	8,353	2,374
Accrued interest payable	49	63
Dividends payable	1,982	515
Other liabilities	1,831	708

Total liabilities	431,116	106,963
Equity:
Stockholders’ equity:	—	—
Preferred stock, $0.01 par value; 50,000,000 shares authorized, 0 and 0 shares issued and outstanding, respectively
Common stock, $0.01 par value; 300,000,000 shares authorized, 31,800,076 and 9,652,540 shares issued and outstanding, including 36,000 unvested restricted common stock awards as of December 31, 2014	318	96
Additional paid-in capital	267,683	78,112
Retained earnings (accumulated deficit)	(16,728)	(3,300)

Total shareholders’ equity	251,273	74,908
Non-controlling interests	11,761	—

Total Equity	263,034	74,908

Total liabilities and equity	$694,150	$181,871

Schedule I
Independence Realty Trust, Inc.
Reconciliation of Net income (loss) Allocable to Common Stock and
Funds From Operations (“FFO”) and
Core Funds From Operations (“CFFO”) (1)
(Dollars in thousands, except share and per share amounts)
(unaudited)

	For the Three-Month Period Ended
	December 31,				For the Year Ended December 31,
	2014		2013		2014		2013
	Amount	Per Share (2)	Amount	Per Share (3)	Amount	Per Share (2)	Amount	Per Share (3)

Funds From Operations:
Net income (loss)	$195	$0.01	$308	$0.03	$2,944	$0.14	$1,274	$0.18
Adjustments:
Income allocated to preferred shares	—	—	—	(0.00)	—	—	(10)	0.00
Income allocated to preferred units	(6)	(0.00)	—	(0.00)	(4)	0.00	(220)	(0.03)
Real estate depreciation and amortization	3,856	0.13	1,306	0.14	12,520	0.58	4,413	0.61

Funds From Operations	$4,045	$0.14	$1,614	$0.17	$15,460	$0.72	$5,457	$0.76

Core Funds From Operations:
Funds From Operations	$4,045	$0.14	$1,614	$0.17	$15,460	$0.72	$5,457	$0.76
Adjustments:
Acquisition fees and expenses	641	0.03	198	0.02	1,842	0.09	248	0.04
Equity based compensation	32	0.00	77	0.01	206	0.01	77	0.01
(Gains) losses on assets	—	—	—	—	(2,882)	(0.13)	—	—

Core Funds From Operations	$4,718	$0.17	$1,889	$0.20	$14,626	$0.68	$5,782	$0.81

(1)	IRT believes that FFO and Core FFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common stock (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

Core FFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining Core FFO.

IRT’s calculation of Core FFO differs from the methodology used for calculating Core FFO by certain other REITs and, accordingly, IRT’s Core FFO may not be comparable to Core FFO reported by other REITs. IRT’s management utilizes FFO and Core FFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, and acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, Core FFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT also believes that FFO and Core FFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. IRT also uses Core FFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor beginning with the second quarter of 2013.Neither FFO nor Core FFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and Core FFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor Core FFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

(2)	Based on 28,578,949 and 21,532,671 weighted-average shares outstanding-diluted for the three-month period and year ended December 31, 2014.

(3)	Based on 9,649,801 and 7,151,738 weighted-average shares outstanding-diluted for the three-month period and year ended December 31, 2013. Weighted-average shares include 5,274,900 limited partnership units that were exchanged for common stock on May, 2013.